       THIS DOCUMENT IS A COPY OF THE EXHIBIT FILED ON OCTOBER 24, 1996
             PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.

                            PLEDGE SECURITY AGREEMENT
                            -------------------------


     THIS PLEDGE SECURITY AGREEMENT is made the 10th day of October 1996 by JOSEPH M. LOBOZZO II, an individual with an office at 690 Portland Avenue, Rochester, New York 14621 (the "Pledgor"), to NATIONAL CANADA FINANCE CORP., a Delaware corporation, with an office for the conduct of business at 125 West 55th Street, New York, New York 10019 (the "Secured Party").

     SECTION 1. Pledge and Covenant with respect to Additional Security.

          (A) The Pledgor hereby pledges and grants to the Secured Party a first priority security interest in the following (the "Pledged Collateral") to secure the Obligations (as such term is defined in Section 2 below):
     480,000 common shares of Delta Computec Inc. ("DCI"), a New York corporation (the "Pledged Shares") and the certificates representing the Pledged Shares and any interest of the Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares, and all dividends, cash, options, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares.

          (B) The Pledgor will use his reasonable best efforts to cause DCI to issue to the Secured Party before October 10, 1999 a warrant in substantially the form attached hereto as Exhibit A (the "DCI Warrant") approved by the shareholders of DCI for a number of common shares of DCI (the "Warrant Shares") which when added to the Pledged Shares, will give NCFC rights to 17 1/2% of the issued outstanding common shares of DCI. In the event that the Pledgor is unable to cause DCI to issue the DCI Warrant, the Pledgor agrees to assign to the Secured Party, pursuant to an assignment in substantially the form attached hereto as Exhibit B, a portion of the Pledgor's option issued to the Pledgor in May, 1995 (such portion assigned, the "Assigned Option"), such portion to be for a number of common shares of DCI (the "Option Shares") which when added to the Pledged Shares shall give NCFC rights to 17 1/2% of the issued and outstanding shares of DCI. Collectively, the Pledged Shares and the Warrant Shares or the Option Shares are referred to as the "NCFC Shares". The number of NCFC Shares is subject to adjustment as provided in Section 4 below. The Secured Party acknowledges that it is possible that any Option Shares may be subject to dispute if they are issued to the Pledgor or the Secured Party. In such event, if the Pledgor is ever required to return any Option Shares to DCI, the Secured Party covenants and agrees to return those Option Shares if they are in the possession of, or under the control of, the Secured Party pursuant to this Agreement.

     SECTION 2. Obligations Secured. This Agreement secures, and the Pledged Collateral is collateral security for,

                                                           Page 108 of 207 Pages
the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise, of the Security Obligations, as that term is defined in a certain Amended and Restated Promissory Note dated the date hereof by and between DCI and the Secured Party (the "NCFC Note").

     SECTION 3. Delivery of NCFC Shares. All certificates or instruments representing or evidencing the Pledged Shares, and, if ever issued, any Warrant Shares or Option Shares, shall be delivered to the Secured Party and shall be held by the Secured party in accordance with the terms of this Agreement, such certificates or instruments shall be held by the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. From and after October 10, 1999, or after an Event of Default and the expiration of any cure period related to such Event of Default, the Secured Party shall have the right, at any time and without notice to the Pledgor, to transfer to or to register in the name of the Secured Party or any of its nominees any or all of the Pledged Shares, and, if ever issued, any Warrant Shares or Option Shares. In addition, from and after October 10, 1999, or after an Event of Default and the expiration of any cure period related to such Event of Default, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Shares, and, if ever issued, any Warrant Shares or Option Shares, for certificates or instruments of smaller or larger denominations.

     SECTION 4. Adjustments in NCFC Shares.

          (A) The parties acknowledge that DCI may, from time to time, make partial prepayments on the NCFC Note to the effect that the Principal, as that term is defined in the NCFC Note, may be reduced in amount. In the event that any prepayments are ever made on the NCFC Note prior to October 10, 1999 (a "Collateral Reducing Prepayment"), then, if the Pledged Shares and any Warrant Shares or Option Shares held by NCFC or to which NCFC may be entitled pursuant to the DCI Warrant or the Assigned Option constitute 17 1/2% or more issued and outstanding shares of DCI, the amount of the Pledged Shares, and the amount of any such Warrant Shares or Option Shares, shall be reduced by a fraction, the numerator of which shall be the amount of any Collateral Reducing Prepayment, and the denominator of which shall be the face amount of the NCFC Note immediately prior to the Collateral Reducing Prepayment, the resulting number of whole shares calculated pursuant to this sentence being referred to as the "Returnable Shares".

          (B) If any Collateral Reducing Prepayment occurs, then, at the option of the Pledgor, the amount of any Returnable

                                       2
                                                           Page 109 of 207 Pages

     Shares which are, at the time of the Collateral Reducing Prepayment, a part of the NCFC Shares, shall be returned promptly to the Pledgor if such shares are Pledged Shares or Option Shares or to DCI if such shares are Warrant Shares.

          (C) Anything to the contrary in this Agreement notwithstanding, the NCFC Shares shall not, at any time, exceed seventeen and one-half percent (17.5%) of the issued and outstanding common shares of DCI in existence at any one time.

     SECTION 5. Representations and Warranties. The Pledgor represents, warrants and agrees as follows:

          (A) The Pledgor is the legal and beneficial owner of all of the Pledged Shares free and clear of any lien except for the lien and security interest created by this Agreement.

          (B) The Pledgor has full power, authority and legal right to pledge all of the Pledged Collateral pursuant to this Agreement.

          (C) No consent of any other party (including, without limitation, stockholders or creditors of the Pledgor), and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor or (ii) for the exercise by the Secured Party of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral provided for in this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

          (D) The execution, delivery and performance by the Pledgor of this Agreement and consummation of the transactions contemplated hereby do not and will not contravene any law or any contractual obligation binding on or affecting the Pledgor, and do not and will not conflict with or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of the Pledgor pursuant to the terms of any contractual obligation binding on or affecting the Pledgor, except for the lien created by this Agreement.

          (E) The Pledgor has duly executed and delivered this Agreement. This Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as enforceability

                                       3
                                                           Page 110 of 207 Pages
     may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by the application of general equity principles.


          (F) All of the Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

          (G) The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the Obligations.

          (H) The Pledgor at all times shall be the sole beneficial owner of the Pledged Collateral.

          (I) All information set forth herein relating to the Pledged Collateral is accurate and complete in all material aspects.

     SECTION 6. Supplements, Further Assurances. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

     SECTION 7. Voting Rights; Dividends; Etc. (A) As long as no Event of Default, as defined below, and the expiration of any cure period related to such Event of Default has occurred:

          (i) The Pledgor shall be entitled to exercise or direct the exercise of any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement;

          (ii) The Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends and distributions paid in respect of the Pledged Collateral; provided that any and all dividends and other distributions paid in respect of the Pledged Collateral which are made in the form of equity securities shall be forthwith delivered to the Secured Party to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of the Pledgor, and be forthwith

                                       4
                                                           Page 111 of 207 Pages
     delivered to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement); and

          (iii) The Secured Party shall, if necessary, upon written request of the Pledgor, from time to time execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies, dividend payment orders and other instruments as the Pledgor may reasonably request in order to permit the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 7(A)(i) above.

     (B) Upon the occurrence of an Event of Default, as defined below, and the expiration of any cure period related to such Event of Default:

          (i) All rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(A)(i) above shall cease, and all such rights shall thereupon become vested in the Secured Party which shall thereupon have the sole right at its option to exercise such voting and other consensual rights;

          (ii) All rights of the Pledgor to receive the dividends and distributions which it would otherwise be authorized to receive and retain pursuant to Section 7(A)(ii) above shall cease and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and distributions; and

          (iii) In order to permit the Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to
     Section 7(A)(i) above, the Pledgor shall, if necessary, upon written notice from the Secured Party, from time to time execute and deliver to the Secured Party appropriate proxies, dividend payment orders and other instruments as the Secured Party may reasonably request.

     SECTION 8. Transfers and Other Liens. The Pledgor agrees that it will not
(i) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien upon or with respect to any of the Pledged Collateral, except for the liens and security interests under or permitted by this Agreement.

     SECTION 9. The Secured Party Appointed Attorney-in-Fact. Upon the occurrence of an Event of Default, and the expiration of any cure period related to such Event of Default, the Pledgor hereby appoints the Secured Party the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise,

                                       5
                                                           Page 112 of 207 Pages
from time to time, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect, as permitted by this Agreement, any instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

     SECTION 10. Secured Party May Perform. If the Pledgor fails to perform any agreement contained herein after receipt of a written request to do so from the Secured Party, the Secured Party may itself perform or cause performance of, such agreement.


     SECTION 11. Reasonable Care. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equivalent to that which the Secured Party, in its individual capacity, accords its own property consisting of negotiable securities, it being understood that the Secured Party shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, unless the Secured Party has received written notice of such matters, or (ii) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Shares) to preserve rights against any person with respect to any Pledged Collateral.

     SECTION 12. Events of Default. The occurrence of any Event of Default under the NCFC Note and the expiration of any cure period related to such Event of Default shall constitute an "Event of Default" hereunder.

     SECTION 13. Remedies. Upon the occurrence of an Event of Default and the expiration of any cure period related to such Event of Default:

          (A) (i) The Secured Party may in its sole discretion declare all or any part of the Security Obligations due and payable immediately without demand or notice of any kind irrespective of any other agreement or instrument fixing the maturity thereof.

          (ii) The Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") in effect in the State of New York at that time, and the Secured Party may also, without

                                       6
                                                           Page 113 of 207 Pages
     notice, except as specified below, and to the extent permitted under applicable law, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable, irrespective of the impact of any of such sales on the market price of any of the Pledged Collateral. To the extent permitted under applicable law, the Secured Party may be the purchaser of any or all of the Pledged Collateral at any such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (iii) The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, the Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Collateral and, if ever issued, any Warrant Shares or Option Shares, to limit purchases to those who will agree, among other things, to acquire the Pledged Collateral, the Warrant Shares or the Option Shares for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any sales under such restrictions may be at prices and on terms less favorable to the Secured Party than those obtainable through a sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any sale under such restrictions shall be deemed to have been made in a commercially reasonable manner and that the Secured Party shall have no obligation to engage in sales without such restrictions and no obligation to delay the sale of any Pledged Collateral, Warrant Shares or Option Shares for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if the Pledgor would agree to do so.

                                       7
                                                           Page 114 of 207 Pages

     (B) If the Secured Party exercises its right to sell any or all of the Pledged Collateral, and, if ever issued, any Warrant Shares or Option Shares, upon written request, the Pledgor shall furnish and shall cause each issuer of any Pledged Shares, and, if ever issued, any Warrant Shares or Option Shares, to be sold hereunder from time to time to furnish to the Secured Party all such information as the Secured Party may request in order to determine the number of shares and other instruments included in the Pledged Collateral, the Warrant Shares or the Option Shares which may be sold by the Secured Party as exempt transactions under the Securities Act and pursuant to the rules of the Securities and Exchange Commission thereunder, and under applicable state securities laws, as all of the same are from time to time in effect.

     SECTION 14. Application of Proceeds. Any cash held by the Secured Party as Pledged Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Secured Party of its remedies as a secured creditor as provided in Section 13 of this Agreement shall be applied promptly from time to time by the Secured Party to payment of the Security Obligations.


     SECTION 15. [Reserved].

     SECTION 16. No Waiver. No failure on the part of the Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are to the fullest extent permitted by law cumulative and are not exclusive of any remedies provided by law.

     SECTION 17. Amendments. None of the terms or provisions of this Agreement may be amended, supplemented, waived or otherwise modified except by an instrument in writing, duly executed by the Pledgor and the Secured Party.

     SECTION 18. Addresses for Notices. Any notices to the Pledgor or to the Secured Party must also be given to DCI. Notices to the Pledgor, the Secured Party and DCI must be in writing, refer specifically to this Agreement, and be delivered by telecopy and confirmed by overnight mail or other nationally recognized overnight delivery service directed to DCI at 900 Huyler Street, Teterboro, New Jersey 07608, ATTENTION: PRESIDENT, and to the Pledgor or the Secured Party, as the case may be, at the address of each stated on the first page of this Agreement, and when forwarded to DCI, with a copy to Edwin M. Larkin, Esq.,

                                       8
                                                           Page 115 of 207 Pages

Jaeckle Fleischmann & Mugel, LLP, Suite 460, 39 State Street, Rochester, New York 14614, when forwarded to the Pledgor, with a copy to Shawn M. Griffin, Esq., Harris, Beach & Wilcox, LLP, 130 Main Street East, Rochester, New York 14604, and when forwarded to the Secured Party with a copy to Walter J. Greenhalgh, Esq., Duane, Morris & Hecksher, One Riverfront Plaza, Suite 500, Newark, New Jersey 07102. Notices shall be deemed delivered only when actually received by an officer of DCI or the Secured Party, or by the Pledgor or the addressee, as the case may be. Telecopy numbers are as follows: the Pledgor
(716) 342-6125; the Secured Party (212) 632-8775; DCI (201) 440-3985; Edwin M.
Larkin (716) 262-4133; Shawn M. Griffin (716) 232-6925; and Walter J.
Greenhalgh, Esq. (201) 733-9881.

     SECTION 19. Governing Law; Terms. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to the principles of conflict of laws thereof.

     SECTION 20. Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.


     SECTION 21. WAIVER OF JURY TRIAL. The Pledgor agrees that any suit, action or proceeding, whether claim or counterclaim, brought or instituted by the Pledgor or any successor or assign of the Pledgor on or with respect to this Agreement or the dealings of the parties with respect hereto, shall be tried only by a court and not by a jury. THE PLEDGOR HEREBY KNOWING, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. Further, the Pledgor waives any right it may have to claim or recover, in any such suit, action or proceeding, any special, exemplar, punitive or consequential damages or any damages other than, or in addition to, actual damages. THE PLEDGOR ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND THAT THE SECURED PARTY WOULD NOT ENTER INTO THIS DOCUMENT WITH THE Pledgor IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS DOCUMENT.

     SECTION 22. Headings Descriptive. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning or construction of any provision of this Agreement.

                                       9
                                                           Page 116 of 207 Pages

     SECTION 23. Reliance by DCI. The Pledgor and the Secured Party shall deliver a copy of this Agreement to DCI which may rely upon it.

     SECTION 24. Negation of Partnership or Joint Venture. No provision contained in this Agreement nor in any other document executed between or among DCI, the Secured Party or the Pledgor shall constitute, or be construed to be or to create, a partnership, joint venture or any other non-lending relationship between DCI, the Secured Party or the Pledgor or any of them. DCI, the Secured Party and the Pledgor specifically acknowledge that no such relationship is intended hereby, and that the Secured Party has entered into this Agreement and all documents entered into in connection with this Agreement solely in its capacity as lender to DCI.

     SECTION 25. Counterparts. This Agreement may be executed in several counterparts, and all so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all the parties are not signatory to the original or the same counterpart.

     IN WITNESS WHEREOF, the Pledgor and the Secured Party have caused this Agreement to be duly executed and delivered, and intending to be legally bound, as of the date first above written.


                                        /s/ Joseph M. Lobozzo II
                                        ----------------------------------------
                                        JOSEPH M. LOBOZZO II (the "Pledgor")


                                        NATIONAL CANADA FINANCE CORP.
                                             (the "Secured Party")



                                        By: /s/ E. Lynn Forgash
                                           -------------------------------------
                                        Name:
                                        Title:

     DELTA COMPUTEC INC. acknowledges receiving a copy of this Pledge Security Agreement.

                                         DELTA COMPUTEC INC.

                                         By: /s/ Michael Julian
                                           -------------------------------------
                                             Name:
                                             Title:

                                       10
                                                           Page 117 of 207 Pages

                               DELTA COMPUTEC INC.
                                900 Huyler Street
                           Teterboro, New Jersey 07608


National Canada Finance Corp.
125 West 55th Street
New York City, New York 10019

Dear Sirs:

     This letter agreement dated as of __________________, 199__ (the "Warrant Issuance Date") constitutes a Warrant Agreement (the "Warrant Agreement") between Delta Computec Inc. ("Delta"), and National Canada Finance Corp. ("NCFC").

     As partial consideration for the agreement of NCFC to agree to accept from Delta, Delta's Amended and Restated Promissory Note in the amount of $750,000 (the "NCFC Note") in connection with a buy-out (the "Buy-out") of a portion of the indebtedness of Delta by Joseph M. Lobozzo II ("Lobozzo"), which indebtedness existed prior to October 10, 1996, Delta agreed to propose to its shareholders a resolution to authorize an increase in the authorized common shares of Delta and the issuance of a Warrant. This Warrant Agreement is issued following such amendment of the Delta Restated Certificate of Incorporation authorizing the increase of common shares, and relates to a portion of those additional common shares. It is acknowledged that this Warrant Agreement is part of a negotiated transaction between Delta and NCFC and it is not issued to NCFC as an incentive to service or continued service to Delta by NCFC. The documents executed by NCFC as a part of the Buy-out are referred to as the "Buy-out Documents".

     This Warrant Agreement is hereby granted to NCFC on the following terms and conditions:

     1. From the Warrant Issuance Date through October 9, 2001, NCFC shall have, and is hereby granted, this Warrant Agreement which provides NCFC with a right (the "Right") to purchase up to __________________ common shares (the "Warrant Shares") of Delta as determined below. The number of Warrant Shares as to which this Warrant Agreement shall apply shall be the number of common shares of Delta which, when added to the number of Pledged Shares held by NCFC pursuant to a certain Pledge Security Agreement dated October 10, 1996, equals seventeen and one-half percent (17.5%) of Delta's issued and outstanding common shares (including the Warrant Shares), as of the date of the exercise of this Warrant, subject to reduction as determined below. NCFC may exercise the Right in whole or in part from time to time but not in amounts less than 100,000 common shares per exercise.

                                                           Page 118 of 207 Pages

     2. (a) NCFC acknowledges that Delta may, from time to time, make partial prepayments on the NCFC Note, to the effect that the Principal (as defined in the NCFC Note) may be reduced in amount. In the event that any prepayments are ever made on the NCFC Note prior to the first day of the thirty-seventh month (a "Collateral Reducing Prepayment"), then, if the Pledged Shares and any Warrant Shares ever constitute more than seventeen and one-half percent (17.5%), or more, of the issued and outstanding common shares of Delta (including the Warrant Shares), the amount of the Warrant Shares as to which this Warrant shall be applicable shall be reduced by a fraction, the numerator of which shall be the amount of any Collateral Reducing Prepayment, and the denominator of which shall be the Principal face amount of the NCFC Note immediately prior to the Collateral Reducing Prepayment, the resulting number of whole Warrant Shares calculated pursuant to this sentence being referred to as the "Returnable Shares".

          (b) If any Collateral Reducing Prepayment occurs, then, at the option of Delta, this Warrant shall be promptly returned to Delta by NCFC for reissuance, and, upon reissuance of the Warrant, the amount of Returnable Shares shall be deducted from the amount of Warrant Shares shown in paragraph 1 of this Warrant.

     3. The cash exercise price (the "Cash Exercise Price") for the exercise of the Right and for the purchase of the Warrant Shares, shall be the payment of a price calculated by multiplying Ten Dollars ($10.00) by a fraction, the numerator of which shall be the number of Warrant Shares and the denominator of which shall be 11,440,475, such amount to be filled in at this space at the time of issuance of this Warrant Agreement ($____.___), such Cash Exercise Price to be payable by certified or bank check or money order payable to the order of Delta. The consideration (the "NCFC Consideration") provided to Delta by NCFC pursuant to the transactions set forth in the Buy-out Documents is also a portion of the exercise price of the Right.

     4. The Board of Directors of Delta has determined that the fair market value of the NCFC Consideration, plus the Cash Exercise Price exceeds the fair value and the par value of the Warrant Shares, although no representation is made that the Warrant Shares will not be assessable.

     5. Delta acknowledges that it has reserved for issuance a sufficient number of Delta's authorized and unissued common shares, representing the Warrant Shares and that it will keep the Warrant Shares reserved during the life of this Warrant Agreement.

     6. The NCFC may exercise the Right by sending to Delta a written notice of exercise which notice is received at any time prior to October 10, 2001.

     7. This Warrant Agreement, and the Warrant Shares, are each restricted securities and are subject to the provisions of paragraphs 9, 10 and 11 of a certain Lobozzo Commitment Letter

                                                           Page 119 of 207 Pages
dated May 1, 1995, a copy of which is annexed hereto.

     8.  Delta  agrees  to pay any and all  fees or  costs  associated  with the exercise of the Right, including, if necessary, any listing fee for the Warrant Shares with the National Association of Securities Dealers, Inc., and any and all state, federal or other fees or costs associated therewith.

     9. If, and whenever, before the expiration of the Right, Delta shall effect a subdivision or consolidation of its common shares, or the payment of a share dividend on its common shares without receipt of consideration by Delta, the number of common shares with respect to which the Right may thereafter be exercised: (i) in the event of an increase in the number of outstanding common shares, shall be proportionately increased; and (ii) in the event of a reduction in the number of outstanding common shares, shall be proportionately reduced.

     10. This Warrant Agreement is binding on, and shall inure to the benefit of, Delta and NCFC, and each of their successors and assigns. If this Warrant Agreement is ever held by an individual, it is transferrable by will or by the laws of descent and distribution. This Warrant Agreement is otherwise not transferrable without the prior written consent of Delta, which consent will not be unnecessarily withheld, except that this Warrant Agreement shall be freely assignable by NCFC as soon as it becomes exercisable by NCFC.

     11. This Warrant Agreement supersedes any and all prior discussions and negotiations with regard to the subject matter hereof and may only by amended by a writing executed by Delta and NCFC.

     12. This Warrant Agreement will be governed by the laws of the State of New York without consideration of its conflicts of laws principles.

                                             Very truly yours,

                                             DELTA COMPUTEC INC.

                                             By: _____________________
                                                 John DeVito
                                                 President
Accepted and agreed to:

NATIONAL CANADA FINANCE CORP. ("NCFC")

By: _______________________________
    Name:
    Title:

                                                           Page 120 of 207 Pages

                               DELTA COMPUTEC INC.
                                900 Huyler Street
                           Teterboro, New Jersey 07608

                                October 10, 1996

Mr. Joseph M. Lobozzo
690 Portland Avenue
Rochester, New York 14621

Dear Mr. Lobozzo:

     This letter agreement constitutes an Amended and Restated Stock Option Agreement (the "Option Agreement") between Delta Computec Inc. ("Delta"), and Joseph M. Lobozzo II (the "Optionee"), and this Option Agreement supersedes in part a certain Stock Option Agreement dated May 1, 1996, between Delta and Joseph M. Lobozzo II (the "Original Option") which entitled Joseph M. Lobozzo II ("Lobozzo") to acquire up to 11,440,475 common shares of Delta. The common shares covered by this Option Agreement constitute a portion of the common shares as to which the Original Option applied.

     This Option Agreement is issued as consideration for Lobozzo agreeing to assist Delta (and their affiliated companies) in their relationship with their commercial lender, National Canada Finance Corp. ("NCFC"), and as further consideration for Lobozzo's agreement to provide the Lobozzo Commitment to Delta as set forth in a letter agreement between Delta and Lobozzo of May 1, 1995 (the "Lobozzo Commitment Letter"), and as further consideration for Lobozzo purchasing a portion of Delta's obligation to NCFC as of October 10, 1996, Delta has issued to Optionee this Option Agreement. It is acknowledged that this Option Agreement is part of a negotiated transaction between Delta and Lobozzo and it is not issued to Optionee as an incentive to service or continued service to Delta by Optionee.

     This Option Agreement is hereby granted to Optionee on the following terms and conditions:

     1. From May 20, 1995 through October 9, 2001, Optionee shall have, and is hereby granted, an option (the "Option") to purchase up to 3,020,000 common shares, subject to adjustment as described below (the "Option Shares"), of Delta. The Optionee may exercise the Option in whole or in part from time to time but not in amounts less than 100,000 common shares per exercise.

     2. The cash exercise price (the "Cash Exercise Price") for the exercise of the Option and for the purchase of the Option Shares, shall be the payment of a price calculated by multiplying Ten Dollars ($10.00) by a fraction, the numerator of which shall be

                                       13
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the number of Option  Shares as of the date of exercise and the  denominator  of which shall be 11,440,475, such amount calculated as of the date of issuance of this Option Agreement being $2.64, and, if the number of Option Shares ever changes, such amount to be recalculated and restated at that time. The Cash Exercise Price is to be paid by certified or bank check or money order payable to the order of Delta. The consideration provided to Delta by Lobozzo pursuant to the transactions set forth in the Lobozzo Commitment Letter (the "Lobozzo Consideration") is also a portion of the exercise price of this Option.

     3. The Board of Directors of Delta has determined that the fair market value of the Lobozzo Consideration plus the Cash Exercise Price exceeds the fair value and the par value of the Option Shares, although no representation is made that the Option Shares will not be assessable.

     4. Delta acknowledges that it has reserved for issuance a sufficient number of Delta's authorized and unissued common shares, representing the Option Shares and that it will keep the Option Shares reserved during the life of this Option Agreement.

     5. The Optionee may exercise this Option by sending to Delta a written notice of exercise which notice is received at any time prior to October 10, 2001.

     6. This Option Agreement, and the Option Shares, are each restricted securities and are subject to the provisions of paragraphs 9, 10 and 11 of the Lobozzo Commitment Letter, a copy of which is annexed hereto.

     7. Delta agrees to pay any and all fees or costs associated with the exercise of the Option, including, if necessary, any listing fee for the Option Shares with the National Association of Securities Dealers, Inc., and any and all state, federal or other fees or costs associated therewith.

     8. If, and whenever, before the expiration of the Option, Delta shall effect a subdivision or consolidation of its common shares, or the payment of a share dividend on its common shares without receipt of consideration by Delta, the number of common shares with respect to which this Option may thereafter be exercised: (i) in the event of an increase in the number of outstanding common shares, shall be proportionately increased; and (ii) in the event of a reduction in the number of outstanding common shares, shall be proportionately reduced.

     9. This Option Agreement is binding on, and shall inure to the benefit of, Delta and the Optionee, and each of their successors and assigns. This Option Agreement shall not terminate in the event of the death or disability of Lobozzo or as a result of his ceasing to be an officer or director of Delta. This Option if transferrable, if Optionee is an individual, by will or by the laws of descent and distribution, but is otherwise not

                                                           Page 122 of 207 Pages
transferrable without the prior written consent of Delta, which consent will not be unnecessarily withheld. Delta hereby grants its consent to the assignment of this Option Agreement to NCFC provided that, at the time of such assignment, Optionee, NCFC and Delta each execute that certain Assignment Agreement drafted

October 10, 1996, to which a copy of this Option Agreement is annexed as Exhibit
A. In addition, Delta hereby consents to the assignment of this Option Agreement by NCFC at and after such time as it may be exercisable.

     10. This Option Agreement supersedes: (i) the May 1, 1995 Original Option between Lobozzo and Delta; and (ii) any and all prior discussions and negotiations with regard to the subject matter hereof and may only by amended by a writing executed by Delta and Optionee.

     11. This Option Agreement will be governed by the laws of the State of New York without consideration of its conflicts of laws principles.

                                         Very truly yours,

                                         DELTA COMPUTEC INC.



                                         By: ____________________
                                             John DeVito
                                             President

Accepted and agreed to:



_______________________________ ("Optionee")

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